CONTACT:  David D. HoguetFOR IMMEDIATE RELEASE
                  (513) 771-8287


                        GLOBE BUSINESS RESOURCES RELEASES
                    FOURTH QUARTER AND FULL-YEAR EARNINGS AND
                     ANNOUNCES AMENDMENT TO MERGER AGREEMENT


     CINCINNATI, May 10, 2000 - Globe Business Resources, Inc. (NASDAQ:GLBE) reported today that for the year ended February 29, 2000, diluted earnings per share were 51(cent) (71(cent) before non-recurring items), as compared with $1.10 for the year ended February 28, 1999. Revenues of $157.7 million for fiscal 2000 increased 7% from $147.5 million for fiscal 1999. Corporate housing revenues, aided by acquisitions, reached $101.9 million, a 17% increase over fiscal 1999, while rental revenues of $39 million were 10% below fiscal 1999 and retail revenues of $16.9 million were flat compared to fiscal 1999. Excluding revenues from the Castleton and Corporate Condominiums acquisitions consummated in the fourth quarter of fiscal 1999 and the first quarter of fiscal 2000, corporate housing revenues in fiscal 2000 were 6% below the fiscal 1999 level.

     For the fourth quarter, seasonally the weakest quarter of the year, diluted earnings per share were a loss of 7(cent) (a loss of 4(cent) before non-recurring items) in fiscal 2000, down from earnings of 21(cent) per share for the fourth quarter of fiscal 1999. Revenues of $35.1 million for the fiscal 2000 fourth quarter were 4% below the fourth quarter of fiscal 1999. Fiscal 2000 fourth quarter retail revenues of $4.9 million were 34% above the fiscal 1999 fourth quarter, while rental revenues of $9.1 million were 11% below the fiscal 1999 fourth quarter levels. Corporate housing revenues of $21.1 million were down 8% (17% excluding the Castleton and Corporate Condominiums acquisitions) from the fiscal 1999 fourth quarter level, reflecting a slowdown in business attributable to a decrease in Y2K compliance projects as well as the absence of a large U.S. Navy project that contributed approximately $1.3 million to fiscal 1999 fourth quarter revenues.

     Fourth quarter earnings were lower than anticipated. These developments resulted in Globe entering into an Amended and Restated Agreement and Plan of Merger with Equity Residential Properties Trust (NYSE:EQR). This agreement continues to provide for the sale of Globe for $13.00 per share (cash) upon closing but eliminates the potential post closing payment of up to $.50 per share, which was contingent upon final determination of costs, if any, relating to any potential breaches of certain representations and covenants contained in the Merger Agreement. Globe expects to file an amended proxy statement with the SEC this week reflecting these revised terms. The merger must be approved by Globe shareholders and is subject to customary closing conditions. A special meeting of shareholders to consider adoption of the merger with Equity is now scheduled to be held at 10:00 a.m. Eastern Time on June 29, 2000. The record date for shareholders entitled to notice of and to vote at the meeting is May 12, 2000.

     Globe Business Resources, Inc., is a leading consolidator in the temporary relocation industry. Doing business as Globe Corporate Stay International, the Company is the third largest operator in the corporate housing market, providing fully furnished short-term housing through an inventory of leased housing units to relocated, transferred and temporary personnel. Doing business as Globe Furniture Rentals, the Company is the third largest operator in the rent-to-rent segment of the furniture rental business renting and selling quality office and residential furniture to a variety of corporate and individual customers.

                                      # # #

"Safe Harbor"  Statement under the Private  Securities  Litigation Reform Act of
1995

         Statements contained in this press release that are not historical facts constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbors created by that Act. Reliance should not be placed on forward-looking statements because they involve risks, uncertainties and other factors which may cause actual results to differ materially from those expressed or implied.

     These include, without limitation, factors discussed in conjunction with a forward-looking statement, risks involved in integrating the furniture rental and corporate housing businesses under a regional management structure, penetrating new markets, integrating acquired businesses and maintaining large customer contracts, and the potential loss of furniture rental revenues from competing corporate housing companies that are also customers.

     Any forward-looking statement speaks only as of the date made. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made.

CONSOLIDATED STATEMENT OF INCOME


(In thousands except per share data)    Fourth Quarter Ended February 28/29                       Twelve Months Ended February 28/29
------------------------------------------------------------------------------------------------------------------------------------
                                           2000           1999             %                    2000       1999             %
------------------------------------------------------------------------------------- ----------------------------------------------
Revenues
Corporate housing sales                    $ 21,100       $  22,867            -7.7%       $ 101,865       $  87,248           16.8%
Rental sales                                                                  -10.5%          38,965                          -10.2%
                                              9,097          10,165
Retail sales                                                                   33.7%          16,850                            0.2%
                                              4,884           3,652                                           16,818
------------------------------------------------------------------------------------- ----------------------------------------------
                                                                               -4.4%         157,680                            6.9%
                                             35,081          36,684                                          147,450
------------------------------------------------------------------------------------- ----------------------------------------------
Cost of Sales
Cost of corporate housing sales                                                -7.1%                                           15.3%
                                             15,665          16,863                           71,679          62,181
Cost of rental sales                                                           11.1%                                           13.0%
                                                934             841                            3,874           3,428
Cost of retail sales                                                           60.2%                                            6.2%
                                              2,919           1,822                           10,587           9,966
Furniture depreciation and disposals                                            2.3%                                           12.0%
                                              2,269           2,218                            9,721           8,680
------------------------------------------------------------------------------------- ----------------------------------------------
                                                                                0.2%          95,861                           13.8%
                                             21,787          21,744                                           84,255
------------------------------------------------------------------------------------- ----------------------------------------------
------------------------------------------------------------------------------------  ----------------------------------------------
Gross Profit (a)                                                              -11.0%                                           -2.2%
                                             13,294          14,940                           61,819          63,195
------------------------------------------------------------------------------------- ----------------------------------------------
Operating expenses  (b)                                                         5.2%          50,284                            4.4%
                                             12,022          11,430                                           48,181
Amortization of intangible assets                                               6.7%                                           22.5%
                                                625             586                            2,491           2,034
------------------------------------------------------------------------------------- ----------------------------------------------
                                                                                5.3%                                            5.1%
                                             12,647          12,016                           52,775          50,215
------------------------------------------------------------------------------------- ----------------------------------------------
Operating Income                                                              -77.9%           9,044                          -30.3%
                                                647           2,924                                           12,980
Interest and other expenses                                                     2.4%           4,833                           10.1%
                                              1,215           1,187                                            4,389
Income Before Income Taxes                                                   -132.7%                                          -51.0%
                                              (568)           1,737                            4,211           8,591
Provision for income taxes                                                   -128.2%                                          -49.5%
                                              (215)             763                            1,735           3,437
------------------------------------------------------------------------------------- ----------------------------------------------
------------------------------------------------------------------------------------- ----------------------------------------------
Net Income                                  $ (353)        $    974          -136.2%        $  2,476      $    5,154          -52.0%
------------------------------------------------------------------------------------- ----------------------------------------------
Earnings Per Common Share
     Basic                                 $ (0.07)       $    0.21          -133.3%         $  0.52      $     1.13          -54.0%
------------------------------------------------------------------------------------- ----------------------------------------------
------------------------------------------------------------------------------------- ----------------------------------------------
     Diluted                               $ (0.07)       $    0.21          -133.3%         $  0.51      $     1.10          -53.6%
------------------------------------------------------------------------------------- ----------------------------------------------
Weighted Average Number Of
 Common Shares Outstanding
     Basic                                                                      2.7%                                            4.8%
                                              4,803           4,677                            4,799           4,578
------------------------------------------------------------------------------------- ----------------------------------------------
------------------------------------------------------------------------------------- ----------------------------------------------
     Diluted                                                                    1.9%           4,836                            3.1%
                                              4,834           4,743                                            4,689
------------------------------------------------------------------------------------- ----------------------------------------------

Operating Income excluding
  nonrecurring expenses and
  amortization of intangible assets                                           -56.7%                                          -12.2%
                                              1,520           3,510                           13,175          15,014
Earnings Per Common Share
  excluding nonrecurring expenses
     Basic                                 $ (0.04)       $    0.21          -118.8%         $  0.72      $     1.13          -36.3%
                                                                    -----------------                                ---------------
     Diluted                               $ (0.04)       $    0.21          -118.9%         $  0.71      $     1.10          -35.3%
------------------------------------------------------------------------------------- ----------------------------------------------

(a) Includes nonrecurring ($240) in the twelve months ended February 29, 2000.

(b) Includes nonrecurring expenses of $248 in the fourth quarter ended February 29, 2000 and $1,400 in the  twelve  months  ended  February
29, 2000.


                 FOURTH QUARTER REPORT
                    OF FISCAL 2000